                                OCTOBER 16, 2000
                    REVISED DART 2000-1 DISTRIBUTION SUMMARY


           COLLECTION ACCOUNT
                                                                    10/16/00           12/15/00           2/15/01         REVISED
WIRE/DEPOSIT TO:                  IN CONSIDERATION OF:          IN THE AMOUNT OF:  IN THE AMOUNT OF:  IN THE AMOUNT OF:  CERTIFICATE
----------------                  --------------------          -----------------  -----------------  -----------------  -----------

1.  Premier Auto Finance, Inc.    Reimburse Previous Advances           0.00            0.00               0.00                0.00
                                  Excess Coverage                       0.00            0.00               0.00                0.00

2.  Bank of New York              Indenture Trustee Fee                 0.00            0.00               0.00                0.00

3.  Chase                         Owner Trustee Fee                     0.00            0.00               0.00                0.00

4.  Premier Auto Finance, Inc.    Servicing Fees                  585,905.04            0.00               0.00          585,905.04
                                  Late Fees                        91,136.67            0.00               0.00           91,136.67
                                                                 -----------    ------------         ----------          ----------
                                  Total Servicing Fees            677,041.71            0.00               0.00          677,041.71

5.  Note Distribution Account     Note Interest                 4,044,129.49            0.00             (26.95)(2)    4,044,102.54

6.  Certificate Distribution      Certificate Interest             87,068.70            0.00               0.00           87,068.70
    Account

7.  Note Distribution Account     Principal Payable            25,432,354.20      243,442.68(1)            0.00       25,067,796.88

8.  Certificate Distribution      Principal Payable                     0.00            0.00               0.00                0.00
    Account

9.  Reserve Fund                  Funding                       3,566,331.26            0.00      (3,566,331.26)(3)            0.00
                                                               -------------    ------------  -----------------       -------------
TOTAL AMOUNT WIRED/DEPOSITED:                                  33,806,925.36      243,442.68      (3,566,358.21)      30,484,009.83
                                                               =============    ============  =================       =============


            RESERVE ACCOUNT
                                                                           10/16/00            12/15/00              2/15/01
WIRE/DEPOSIT TO:                      IN CONSIDERATION OF:           IN THE AMOUNT OF:   IN THE AMOUNT OF:    IN THE AMOUNT OF:
----------------                      --------------------           -----------------   -----------------    -----------------
1.  Collection Account                Collection Shortfall                        0.00                0.00           821,740.28(4)

                                                                     ------------------  ------------------   ------------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                     0.00                0.00           821,740.28
                                                                     ==================  ==================   =================



                                                                        REVISED
WIRE/DEPOSIT TO:                      IN CONSIDERATION OF:            CERTIFICATE
----------------                      --------------------            -----------
1.  Collection Account                Collection Shortfall                821,740.28
                                                                     ----------------
TOTAL AMOUNT WIRED/DEPOSITED:                                             821,740.28
                                                                     ================


/s/ Randall S. Royer                                                                              N O T E S
--------------------------------------                                 -----------------------------------------------------------
VP - Assistant Treasurer                                               1) Underpayment of principal was corrected in the December
                                                                          15, 2000 principal payment.
                                                                       2) The $4,678.30 under payment of September principal
                                                                          resulted in an over payment of interest. The Servicer
                                                                          will fund the overpayment of interest to the Trust.
                                                                       3) Correction to the Reserve Fund after all adjustments.
                                                                       4) Correction to the Reserve Fund after all adjustments.

/s/ Gil Van Over
--------------------------------------
EVP - Chief Operating Officer

              (REVISED) DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

190,000,000.00           6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1

274,000,000.00           7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2

168,000,000.00           7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3

 83,251,000.00           7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4

 24,470,000.00           7.46% Dealer Auto Receivables Asset-Backed Notes, Class B

 13,175,591.56           7.93% Dealer Auto Receivables Asset-Backed Certificates

                                 MONTHLY REPORT
                   FOR THE OCTOBER 16, 2000 DISTRIBUTION DATE

A    CALCULATION OF AVAILABLE AMOUNTS


     1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                    $22,611,408.06
                                                                                                           -----------------
     2 Available Interest (as defined in Article I of the Sale and Servicing                                 $6,959,724.82
        Agreement)
                                                                                                           -----------------
     3 Available Amounts (l. plus 2.)                                                                       $29,571,132.88
                                                                                                           -----------------

B       CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT                                                        $25,675,796.88
                                                                                                           -----------------
        (as defined in Article I of the Sale and Servicing
        Agreement)

C       CALCULATION OF NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT                                           $25,675,796.88
                                                                                                           -----------------

      1 Note Percentage for such Distribution Date

        (a) for each Distribution Date to but excluding the Distribution Date on which the
            principal amount of the Class B Notes is reduced to zero                                                 100.00%
                                                                                                           -----------------

        (b) after the principal amount of the Class B Notes have been reduced to                                      0.00%
            zero

      2 Principal Distributable Amount (from B)                                                              $25,675,796.88
                                                                                                           -----------------

      3 Note Monthly Principal Distributable Amount for

        (a) Class A-1 Notes                                                                                  $25,675,796.88
                                                                                                           -----------------

        (b) Class A-2 Notes                                                                                           $0.00
                                                                                                           -----------------

        (c) Class A-3 Notes                                                                                           $0.00
                                                                                                           -----------------

        (d) Class A-4 Notes                                                                                           $0.00
                                                                                                           -----------------

        (e) Class B Notes                                                                                             $0.00
                                                                                                           -----------------

        (f) Note Principal Carryover                                                                                  $0.00
            Shortfall                                                                                      -----------------

D    CALCULATION OF NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT

      1 Class A-1 Interest                                                                                            6.69%
        Rate                                                                                               -----------------

      2 Class A-2 Interest                                                                                            7.01%
        Rate                                                                                               -----------------

      3 Class A-3 Interest                                                                                            7.07%
        Rate                                                                                               -----------------



                                  Page 4 of 11


      4 Class A-4 Interest                                                                                             7.12%
        Rate                                                                                               ----------------

      5 Class B Interest Rate                                                                                          7.46%
                                                                                                           ----------------

      6 Class A-1 Note Interest Distributable Amount                                                            $807,608.11
                                                                                                           ----------------

      7 Class A-2 Note Interest Distributable Amount                                                          $1,600,616.67
                                                                                                           ----------------

      8 Class A-3 Note Interest Distributable Amount                                                            $989,800.00
                                                                                                           ----------------

      9 Class A-4 Note Interest Distributable Amount                                                            $493,955.93
                                                                                                           ----------------

     10 Class B Note Interest Distributable Amount                                                              $152,121.83
                                                                                                           ----------------

     11 Aggregate Interest Carryover Shortfall for each Class for such                                                $0.00
        Distribution Date                                                                                  ----------------

     12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8, D.9, D.10 and D.11)       $4,044,102.54
                                                                                                           ----------------

E    CALCULATION OF NOTE DISTRIBUTABLE AMOUNT (SUM OF C.3 PLUS D.12.)                                        $29,719,899.42
                                                                                                           ----------------

F    CALCULATION OF CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT

      1 Certificate Balance                                                                                  $13,175,591.56
                                                                                                           ----------------

      2 Principal Distributable Amount                                                                                $0.00
                                                                                                           ----------------

      3 Certificate Percentage for each respective Distribution
        Date

      3 (a) for each Distribution Date to but excluding the Distribution Date on which the Principal
            Amount of the Class B Notes is reduced to zero                                                             0.00%
                                                                                                           ----------------

      3 (b) on the Distribution Date on which the Principal Amount of the Class B Notes is reduced
            to zero                                                                                        ----------------

      3 (c) thereafter                                                                                               100.00%
                                                                                                           ----------------

      4 (a) Principal Distributable Amount multiplied by the Certificate Percentage for such                          $0.00
            Distribution                                                                                   ----------------

      4 (b) Certificate Principal Carryover Shortfall for such Distribution Date                                      $0.00
                                                                                                           ----------------

      5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                      $0.00
                                                                                                           ----------------

G    CALCULATION OF CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT

      1 Certificate Pass-Through Rate                                                                                  7.93%
                                                                                                           ----------------

      2 (a) Certificate Monthly Interest Distributable Amount                                                    $87,068.70
                                                                                                           ----------------

      2 (b) Certificate Interest Carryover Shortfall for such Distribution Date                                       $0.00
                                                                                                           ----------------

      3 Certificate Interest Distributable Amount (sum of 2.(a)                                                  $87,068.70
        and 2.(b))                                                                                         ----------------

H    CALCULATION OF CERTIFICATE DISTRIBUTABLE AMOUNT (SUM OF F.5 AND G.3)                                        $87,068.70
                                                                                                           ----------------

                                  Page 5 of 11



I    FEES

      1 The Monthly Servicing Fee for such Distribution Date                                                    $585,905.04
                                                                                                           ----------------
        (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as of
         the beginning of the preceding Distribution Date)

      2 Late Payment Penalty Fees for such Distribution Date                                                     $91,136.67
                                                                                                           ----------------

      3 Extension Fees for such Distribution Date                                                                     $0.00
                                                                                                           ----------------

      4 Indenture Trustee Fee for such Distribution Date                                                              $0.00
                                                                                                           ----------------

      5 Owner Trustee Fee for such Distribution Date                                                                  $0.00
                                                                                                           ----------------

J    CALCULATION OF THE AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE

      1 The amount of funds deposited into the Collection Account pursuant to Section 5.05(b) of the
        Sale and Servicing Agreement with respect to the related Due Period                                  $29,662,269.55
                                                                                                           ----------------

        a   All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late
            Payment Penalty Fees and Extensions Fees for related Due Period
                                                                                                             $29,258,197.34
                                                                                                           ----------------

        b   All Net Liquidation Proceeds                                                                            $950.02
                                                                                                           ----------------

        c   The aggregate of the Repurchase Prices for Contracts required to be repurchased by the
            Depositor as described in Section 7.05 of the Sale and Servicing  Agreement                               $0.00
                                                                                                           ----------------

        d   All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement          $211,413.40
                                                                                                           ----------------

        e   All amounts paid by the Seller in connection with an optional repurchase of the Contracts
            described in Section 7.07 of the Sale and Servicing Agreement                                             $0.00
                                                                                                           ----------------

        f   All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the
            Sale and Servicing  Agreement                                                                       $191,708.79
                                                                                                           ----------------

        g   Total amount of funds deposited into the Collection Account pursuant to Section
            5.05(b) (the sum of a. through g.)                                                               $29,662,269.55
                                                                                                           ----------------

      2 The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iv) of Section 7.03(a) of the Sale and Servicing
        Agreement with respect to related Due Period                                                            $677,041.71
                                                                                                           ----------------

        a   Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with
            Section 7.02 of the Sale and Servicing Agreement                                                          $0.00
                                                                                                           ----------------

        b   Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due Period       $677,041.71
                                                                                                           ----------------

        c   Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee for the
            related Due Period                                                                                        $0.00
                                                                                                           ----------------

        d   Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related Due Period            $0.00
                                                                                                           ----------------

        e   Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iv) Section 7.03(a) of the Sale and Servicing Agreement with respect to the
            related Due Period (sum of a. through d.)                                                           $677,041.71
                                                                                                           ----------------

                                  Page 6 of 11


      3 The Available Amounts (not including amounts from Reserve Fund Account) for such Distribution
        Date available to pay Note Distributable Amounts  and Certificate Distributable
        Amounts 1(g) minus 2(e))                                                                            $28,985,227.84

K    THE SHORTFALL OF AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE TO PAY EITHER THE NOTE
     DISTRIBUTABLE AMOUNT OR THE CERTIFICATE DISTRIBUTABLE AMOUNT                                               $821,740.28
                                                                                                           ----------------
     (the Available Amounts for such Distribution Date minus the sum of the Note Distributable Amount as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     NOTE INTEREST DISTRIBUTABLE AMOUNT                                                                               $0.00
                                                                                                           ----------------

M    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT                                                                        $0.00
                                                                                                           ----------------

N    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     NOTE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                        $821,740.28
                                                                                                           ----------------

O    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                       $0.00
                                                                                                           ----------------

P    INTEREST EARNINGS ON THE RESERVE FUND.                                                                      $86,209.99
                                                                                                           ----------------

Q    THE AMOUNT ON DEPOSIT IN THE RESERVE FUND AFTER  GIVING  EFFECT TO DEPOSITS
     AND WITHDRAWALS THEREFROM ON SUCH DISTRIBUTION DATE                                                      25,099,632.72
                                                                                                           ----------------

R    THE  SPECIFIED  RESERVE FUND AMOUNT FOR SUCH  DISTRIBUTION  DATE WILL BE AN
     AMOUNT EQUAL TO THE LESSER OF (I) THE AGGREGATE UNPAID PRINCIPAL BALANCE OF
     THE CLASS A-1 NOTES,  THE CLASS A-2 NOTES,  THE CLASS A-3 NOTES,  THE CLASS
     A-4  NOTES AND THE CLASS B NOTES  AND THE  CERTIFICATE  BALANCE  AS OF SUCH
     DISTRIBUTION DATE, AND (II) THE GREATER OF:

     (a)4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the
        Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2
        Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

     (b)1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                       28,789,935.78
                                                                                                           ----------------

S    THE POOL FACTOR


                                 Factor immediately Before             Factor immediately After
                                 such Distribution Date                such Distribution Date
            Class A-1 Note     1    0.7378393                        7   0.6027035
                                 -------------                         ------------

            Class A-2 Note     2    1.0000000                        8   1.0000000
                                 -------------                         ------------

            Class A-3 Note     3    1.0000000                        9   1.0000000
                                 -------------                         ------------

            Class A-4 Note     4    1.0000000                       10   1.0000000
                                 -------------                         ------------

            Class B Note       5    1.0000000                       11   1.0000000
                                 -------------                         ------------

            Certificate        6    1.0000000                       12   1.0000000
                                 -------------                         ------------

T    DELINQUENT CONTRACTS


      1 31-60 Days                                                                                   1,650    19,532,468.24
                                                                                               ----------------------------

      2 61-90 Days                                                                                     274     3,477,059.97
                                                                                               ----------------------------

      3 91 or More Days                                                                                131     1,740,769.76
                                                                                               ----------------------------

            Total Delinquent Receivables                                                             2,055   $24,750,297.97
            60+ Days Delinquencies as Percentage of Receivables                                                       0.77%

            Delinquency Ratio for Second Preceding Collection Period                                                    n/a
            Delinquency Ratio for Preceding Collection Period                                                         0.57%
            Delinquency Ratio for Current Collection Period                                                           0.77%
            Average Delinquency Ratio                               (Reserve Fund Trigger Event >= 2.0%)                n/a

U    DEFAULTED CONTRACTS

      1 Total Defaulted Contracts                                                                      277    $3,065,108.01
                                                                                                           ----------------

      2 Identity (attach)

      3 Liquidation proceeds for the Due Period                                                                   $5,820.02
                                                                                                           ----------------

      4 Liquidation expenses for the Due Period                                                                   $4,870.00
                                                                                                           ----------------

      5 Net Liquidation Proceeds for the Due Period                                                                 $950.02
                                                                                                           ----------------

      6 Net Liquidation Losses for the Due Period                                                             $3,064,157.99
                                                                                                           ----------------

            Pool Balance at Beginning of Collection Period                                                $  703,086,050.64
            Net Loss Ratio for Current Collection Period                                                              5.23%

            Net Loss Ratio for Second Preceding Collection Period                                                       n/a
            Net Loss Ratio for Preceding Collection Period                                                            0.01%
            Net Loss Ratio for Current Collection Period                                                              5.23%
            Average Net Loss Ratio                                  (Reserve Fund Trigger Event >= 2.5%)                n/a

                                  Page 8 of 11


V    ADVANCES

      1 Unreimbursed Advances prior to such Distribution Date                                                   $334,987.59
                                                                                                           ----------------

      2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for such unreimbursed
        Advances                                                                                                      $0.00
                                                                                                           ----------------

      3 Amount of Delinquent Interest for the related Due Period                                                $211,413.40
                                                                                                           ----------------

      4 Amount of new Advances on such Distribution Date (if such amount is less than the amount of
        Delinquent Interest, attach the certificate required by Section 7.02 of the Sale and Servicing
        Agreement)                                                                                              $211,413.40
                                                                                                           ----------------

      5 Total of unreimbursed Advances after new Advances on such Distribution Date                             $546,400.99
                                                                                                           ----------------

W    REPURCHASED CONTRACTS

      1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and Servicing Agreement                0
                                                                                                           ----------------

      2 Principal Amount of such Contracts                                                                            $0.00
                                                                                                           ----------------

      3 Related Repurchase Price of such Contracts                                                                    $0.00
                                                                                                           ----------------

X    CONTRACTS

      1 Number of Contracts as of beginning of Due Period
                                                                                                                     58,702
                                                                                                           ----------------

      2 Principal Balance of Contracts as of beginning of Due Period                                        $703,086,050.64
                                                                                                           ----------------

      3 The weighted average Contract Rate of the Contracts as of the beginning of the Due Period                     11.61%
                                                                                                           ----------------

      4 The weighted average remaining term to maturity of the Contracts as of the beginning
        of the Due Period                                                                                             45.75
                                                                                                           ----------------

      5 Number of Contracts as of end of Due Period                                                                  57,577
                                                                                                           ----------------

      6 Principal Balance of Contracts as of end of Due Period                                              $677,410,253.76
                                                                                                           ----------------

      7 The weighted average Contract Rate of the Contracts as of the end of the Due Period                           11.61%
                                                                                                           ----------------

      8 The weighted average remaining term to maturity of the Contracts as of the end of the Due Period              45.00
                                                                                                           ----------------

                                NET LOSS ADDENDUM
                       SECTION "U" OF SERVICER CERTIFICATE

Due to an error in the original reporting of Defaulted Contracts on the Servicer Certificate initially filed, we are reporting revised numbers for the amount of Defaulted Contracts and the Net Loss Ratios.


FOR THE PERIOD ENDING 9/30/00                           ORIGINALLY          REVISED           ACTUAL*
SERVICING REPORT DATED 10/16/00                          REPORTED             8K-A              LOSS
                                                      ----------------    -------------     -------------
Net Loss Ratio for Current Month                           1.27%             5.23%             0.25%
Net Loss Ratio for Previous Month                          1.68%             0.01%             0.01%
Net Loss Ratio for 2nd Previous Month                      0.00%              N/A               N/A
Net Loss Ratio Three Month Average                         0.98%              N/A               N/A

The difference between the Revised 8K-A and Actual Loss column is driven by the difference in the definition of a Defaulted Contract between the DART 2000-1 Servicing Agreement and the servicer's normal procedures as described in the Prospectus. Generally the servicer charges-off a contract:

1)   when the servicer deems the contract uncollectible;
2) if the financed vehicle is not repossessed, during the month when 5% or more of an installment due under the contract becomes more than 120 days past due;
3) if the financed vehicle is repossessed, when all sale proceeds, insurance claims and refunds of financed insurance policies and extended warranties have been received; or
4) when an obligor files for bankruptcy and the servicer determines that its loss is known.

The definition of a Defaulted Contract in the DART 2000-1 Sale And Servicing Agreement states:

     "DEFAULTED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) all or part of a scheduled payment under the Contract is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle, (ii) the Servicer, has in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossessed inventory for 90 days, whichever occurs first; PROVIDED, HOWEVER, in no event shall the period of time referred to in clauses (i) or (ii) extend for a combined period of longer than 120 days, or (iii) the relevant Obligor has suffered an Insolvency Event.

Two differences between the two standards account for the change in the Net Loss Ratio reported in the revised Servicer Certificate from the Net Loss Ratio calculated in accordance with the servicer's customary servicing procedures:

1) Under the DART 2000-1 Servicing Agreement the servicer must recognize the entire amount of a bankrupt account as a loss when the obligor files for bankruptcy rather than when the seller determines the actual amount of loss. Although prior experience does not necessarily predict future performance, in the servicer's experience, a majority of the accounts that file bankruptcy are collected.

2) Under the DART 2000-1 Servicing Agreement repossessions in inventory are considered to be a loss if the contract is 120 days delinquent. Traditionally the Servicer would not consider repossessions in inventory to be a loss until the car has been sold and all liquidation proceeds have been recovered and the loss is known.

The amount of Defaulted Contracts reported in the October 16, 2000 Servicing Report ($3,065,108.01) includes $2,764,559 of contracts that became insolvent during the three-month period commencing with the July 1, 2000 Cutoff Date and ending September 30, 2000.

*Losses as determined according to the Servicer's customary servicing procedures.

                                ADVANCE ADDENDUM
                       SECTION "V" OF SERVICER CERTIFICATE


The following table shows the amounts the servicer deposited into the Collection Account on account of Advances of Delinquent Interest, the amount of Delinquent Interest that the servicer was obligated to advance, the amount that was required to be paid to the servicer related to unreimbursed Advances and the net amount due to or payable by the servicer on account of Advances.


                         ORIGINAL        DELINQUENT      UNREIMBURSED      ACTUAL AMOUNT
                         ADVANCED         INTEREST         ADVANCES            DUE
September 8, 2000      $334,987.59       $185,166.89            $0.00        $185,166.89
October 5, 2000         211,413.40        111,888.61       (14,211.19)         97,677.42
-------------------   -------------     -------------    -------------    ---------------
Total                  $546,400.99       $297,055.50      ($14,211.19)       $282,844.31

On March 6, 2001 the Servicer will be reimbursed for prior advances in excess of the amount required.